EXECUTION COPY

AMENDMENT NO. 2 TO

STOCK PURCHASE AGREEMENT

This Amendment No. 2 (this “Amendment”), dated December 17, 2008, to the Stock Purchase Agreement (as defined below) is made by and among Vector Intersect Security Acquisition Corporation, a Delaware corporation (“Parent”), Cyalume Acquisition Corp., a Delaware corporation (“Purchaser”), Cyalume Technologies, Inc., a Delaware corporation (the “Company”), and GMS Acquisition Partners Holdings, LLC (“Seller”).  Any capitalized term not defined herein shall have the meaning for such term specified in the Stock Purchase Agreement.

WHEREAS, Parent, Purchaser, the Company and Seller entered into a Stock Purchase Agreement dated February 14, 2008, and Amendment No. 1 to the Stock Purchase Agreement on October 22, 2008 (as amended, the “Stock Purchase Agreement”);

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.           The text of Section 2.3(a) of the Stock Purchase Agreement is hereby amended by adding the following sentence to the end of that Section with the following:

“Notwithstanding the previous sentence, although the full amount of Unpaid Seller Expenses has been included in the calculation of the Estimated Purchase Price (and therefore has reduced the amounts payable to the Seller hereunder), at Closing, the Purchaser shall pay the amount of $425,000 to the recipients of the Unpaid Seller Expenses, as directed by the Seller, and the Company shall have an obligation to pay the unpaid portion of the Unpaid Seller Expenses following the Closing Date.”

2.           The text of Section 2.3(c) of the Stock Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“On the Closing Date, Purchaser shall pay at the direction of Seller, the Estimated Purchase Price to an account or accounts designated by Seller, as follows:

(i)           payment in cash by wire transfer of immediately available funds in an amount equal to the aggregate Series B Preferred Value of all Members, as set forth in a written notice by Seller to Purchaser at least (1) Business Day prior to the Closing Date;

(ii)           payment in cash by wire transfer of immediately available funds in an amount equal to $5,000,000, as set forth in a written notice by Seller to Purchaser at least (1) Business Day prior to the Closing Date;

(iii)           payment in shares of Parent Common Stock in an amount equal to the number of shares of Parent Common Stock obtained by dividing (x) the difference between (1) the aggregate Series A Preferred Value of all Members and (2) $5,000,000 divided by (y) $7.97, as set forth in a written notice by Seller to Purchaser at least one (1) Business Day prior to the Closing Date; and

(iv)           payment in shares of Parent Common Stock equal to the number of shares of Parent Common Stock equal to the difference between (x) the quotient of (1) the Estimated Purchase Price minus the aggregate amount paid under clause (i), (ii) and (iii) of this Section 2.3(c), divided by (2) 7.97, less (y) the number of Escrowed Shares, as set forth in a written notice by Seller to Purchaser at least (1) Business Day prior to the Closing Date.”

3.           The text of Section 8.12 of the Stock Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“[Intentionally Omitted]”

4.           The Amendment set forth herein is limited precisely as written and shall not be deemed to be an amendment of any other term or condition of the Stock Purchase Agreement or any of the documents referred to therein.  Whenever the Stock Purchase Agreement is referred to in any agreement, document or instrument, such reference shall be to the Stock Purchase Agreement as amended hereby.  Except as expressly amended hereby, the terms and conditions of the Stock Purchase Agreement shall continue in full force and effect.

5.           This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument.  A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

6.           This Amendment is intended to be in full compliance with the requirements for an Amendment to the Stock Purchase Agreement as required by Section 14.2 of the Stock Purchase Agreement, and every defect in fulfilling such requirements for an effective amendment to the Stock Purchase Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No.2 to the Stock Purchase Agreement as of the day and year first above written.

VECTOR INTERSECT ACQUISITION CORP.

By:
Name:
Title:

CYALUME ACQUISITION CORP.

By:
Name:
Title:

CYALUME TECHNOLOGIES, INC.

By:
Name:
Title:

GMS ACQUISITION PARTNERS HOLDINGS, LLC

By:
Name:
Title: